Wells, Pipelines, Properties, Plant and Equipment, Net - Assumptions to Determine NPV of Reserves (Pemex Exploration and Production) (Detail) - Pemex Exploration and Production - USD ($)	9 Months Ended
	Sep. 30, 2023	Sep. 30, 2022
Disclosure of significant unobservable inputs used in fair value measurement of assets [line items]
Average crude oil price	$ 61.58	$ 58.64
Average gas price	4.85	4.85
Average condensates price	$ 66.66	$ 64.98
After-tax discount rate	10.24%	7.21%